Exhibit 10.2
MAXPOINT INTERACTIVE, INC.
2015 EQUITY INCENTIVE PLAN
NOTICE OF STOCK UNIT AWARD
You have been granted stock units representing shares of common stock of Maxpoint Interactive, Inc. (the “Company”) on the following terms:

Name of Recipient:	«Name»

Total Number of Stock Units Granted:	«TotalUnits»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestDay»

Vesting Schedule:	«To be completed»
You and the Company agree that these stock units are granted under and governed by the terms and conditions of the Company’s 2015 Equity Incentive Plan (the “Plan”) and the Stock Unit Agreement, both of which are attached to, and made a part of, this document.
You further agree to accept by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by email.
You further agree to comply with the Company’s Insider Trading Policy when selling shares of the Company’s common stock and acknowledge that certain other corporate policies, such as the Company’s recoupment or clawback policy, may also apply to this award, the shares issued upon settlement of this award and profits gained from sale of the shares.

RECIPIENT	MAXPOINT INTERACTIVE, INC.

By:
Title:

MAXPOINT INTERACTIVE, INC.
2015 EQUITY INCENTIVE PLAN
STOCK UNIT AGREEMENT

Grant of Units
Subject to all of the terms and conditions set forth in the Notice of Stock Unit Award, this Stock Unit Agreement (the “Agreement”) and the Plan, the Company has granted to you the number of stock units set forth in the Notice of Stock Unit Award.
All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Notice of Stock Unit Award or the Plan.

Payment for Units	No payment is required for the stock units that you are receiving.
Vesting	The stock units vest in accordance with the vesting schedule set forth in the Notice of Stock Unit Award. No additional stock units will vest after your Service has terminated for any reason.
Forfeiture
If your Service terminates for any reason, then your stock units will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. This means that any stock units that have not vested under this Agreement will be cancelled immediately. You receive no payment for stock units that are forfeited. The Company determines when your Service terminates for all purposes of your stock units.

Leaves of Absence and Part-Time Work
For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by applicable law, the Company’s leave of absence policy, or the terms of your leave. However, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Unit Award may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule.

Settlement of Units
Each stock unit will be settled when it vests (unless you and the Company have agreed in writing to a later settlement date pursuant to procedures the Company may prescribe at its discretion); provided that in all events the stock unit will be settled within the applicable “short term deferral” period as prescribed under Code Section 409A.
At the time of settlement, you will be issued one share of the Company’s common stock for each vested stock unit; provided that the Company has the right to retain (not deliver) that number of shares issued upon settlement required to satisfy applicable tax withholding obligations on the terms described below. No fractional shares will be issued upon settlement.
In order for the Company to issue any shares to you upon settlement of your vested stock units, you will need to have a trading brokerage account with a broker designated by the Company. If before the initial settlement date of your stock units you have not completed all steps necessary to open an account at the designated broker, then the Company will need to open one on your behalf. You agree to execute such documents as the Company determines necessary and appropriate, including if necessary a power of attorney empowering the Company, to open an account on your behalf for these purposes.

Section 409A
Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted stock units is intended to be exempt from the application of Code Section 409A pursuant to Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exception.
Notwithstanding the foregoing, if the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A at the time of your “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h) and it is determined that settlement of these stock units is not exempt from Code Section 409A, then this paragraph will apply. If this paragraph applies, and the event triggering settlement is your “separation from service,” then any stock units that otherwise would have been settled during the first six months following your “separation from service” will instead be settled on the first business day following the earlier of (i) the six-month anniversary of your separation from service or (ii) your death.
Each installment of stock units that vests is hereby designated as a separate payment for purposes of Code Section 409A.

Nature of Units
Your stock units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of common stock (or distribute cash) on a future date. As a holder of stock units, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends
Your stock units carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your stock units are settled by issuing shares of the Company’s common stock.

Units Nontransferable	You may not sell, transfer, assign, pledge or otherwise dispose of any stock units. For instance, you may not use your stock units as security for a loan.

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Beneficiary Designation
You may dispose of your stock units in a written beneficiary designation. A beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested stock units that you hold at the time of your death.

Withholding Taxes
No stock certificates (or their electronic equivalent) or cash will be distributed to you, and no portion of stock units will be settled, unless you have made arrangements satisfactory to the Company for the payment of any withholding taxes that are due as a result of the vesting or settlement of the stock units. If you fail to make satisfactory arrangements with respect to such tax withholding obligations within two-and-one-half months following the end of the calendar year in which the applicable vesting date occurs, then the applicable portion of the stock units shall be forfeited.
Pursuant to such procedures as the Company may specify from time to time, tax withholding obligations will be satisfied by the Company’s withholding a number of shares of common stock otherwise issuable upon settlement of the stock units, or portion thereof, having an aggregate fair market value sufficient to satisfy the required federal, state and local tax withholding obligations attributable to the vesting stock units, but not greater than the withholding obligations determined applicable by the Company in its discretion.
In the sole discretion of the Committee, the Company may instead require or permit that any applicable withholding obligations be satisfied by any other legal method permitted under the Plan.

Restrictions on Resale
You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Retention Rights
Your award or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary, or an Affiliate in any capacity. The Company and its Parents, Subsidiaries, and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of your stock units will be adjusted accordingly, as the Company may determine pursuant to the Plan.
Effect of Significant Corporate Transactions
If the Company is a party to a merger, consolidation, or certain change in control transactions, then your stock units will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your stock units from Code Section 409A or (b) comply with Code Section 409A.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment or clawback policy in effect from time to time.

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Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).
The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference.
The Plan, this Agreement and the Notice of Stock Unit Award constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

4

MAXPOINT INTERACTIVE, INC.
2015 EQUITY INCENTIVE PLAN
NOTICE OF STOCK UNIT AWARD
You have been granted stock units representing shares of common stock of Maxpoint Interactive, Inc. (the “Company”) on the following terms:

Name of Recipient:	«Name»

Total Number of Stock Units Granted:	«TotalUnits»

Date of Grant:	«DateGrant»

Vesting Commencement Date:	«VestDay»

Vesting Schedule:	«To be completed»
You and the Company agree that these stock units are granted under and governed by the terms and conditions of the Company’s 2015 Equity Incentive Plan (the “Plan”) and the Stock Unit Agreement, both of which are attached to, and made a part of, this document.
You further agree to accept by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by email.
You further agree to comply with the Company’s Insider Trading Policy when selling shares of the Company’s common stock and acknowledge that certain other corporate policies, such as the Company’s recoupment or clawback policy, may also apply to this award, the shares issued upon settlement of this award and profits gained from sale of the shares.

RECIPIENT	MAXPOINT INTERACTIVE, INC.

By:
Title:

MAXPOINT INTERACTIVE, INC.
2015 EQUITY INCENTIVE PLAN

STOCK UNIT AGREEMENT

Grant of Units
Subject to all of the terms and conditions set forth in the Notice of Stock Unit Award, this Stock Unit Agreement (the “Agreement”) and the Plan, the Company has granted to you the number of stock units set forth in the Notice of Stock Unit Award.
All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Notice of Stock Unit Award or the Plan.

Payment for Units	No payment is required for the stock units that you are receiving.
Vesting	The stock units vest in accordance with the vesting schedule set forth in the Notice of Stock Unit Award. No additional stock units will vest after your Service has terminated for any reason.
Forfeiture
If your Service terminates for any reason, then your stock units will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination of your Service. This means that any stock units that have not vested under this Agreement will be cancelled immediately. You receive no payment for stock units that are forfeited. The Company determines when your Service terminates for all purposes of your stock units.

Leaves of Absence and Part-Time Work
For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by applicable law, the Company’s leave of absence policy, or the terms of your leave. However, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Unit Award may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule.

Settlement of Units
Each stock unit will be settled when it vests (unless you and the Company have agreed in writing to a later settlement date pursuant to procedures the Company may prescribe at its discretion); provided that in all events the stock unit will be settled within the applicable “short term deferral” period as prescribed under Code Section 409A.
At the time of settlement, you will be issued one share of the Company’s common stock for each vested stock unit; provided that the Company has the right to retain (not deliver) that number of shares issued upon settlement required to satisfy applicable tax withholding obligations on the terms described below. No fractional shares will be issued upon settlement.
In order for the Company to issue any shares to you upon settlement of your vested stock units, you will need to have a trading brokerage account with a broker designated by the Company. If before the initial settlement date of your stock units you have not completed all steps necessary to open an account at the designated broker, then the Company will need to open one on your behalf. You agree to execute such documents as the Company determines necessary and appropriate, including if necessary a power of attorney empowering the Company, to open an account on your behalf for these purposes.

Data Protection
For the purposes of this section, personal data means any information which relates to an identified or identifiable living individual ("Personal Data").
In order to administer the Plan, you consent to the collection, holding, processing and transfer of your Personal Data by the Company for all purposes connected with the operation of the Plan. This includes transferring your Personal Data to a country, territory or state outside the European Economic Area that may not provide the same statutory protection for the information as countries within the European Economic Area.
The purposes of the Plan referred to above include, but are not limited to:
•    holding and maintaining details of your Stock Unit Award and stock units;
•    transferring your Personal Data to the Company's registrars or brokers or any administrators of the Plan; and
•    transferring your Personal Data to a bona fide prospective buyer of the Company or business unit (and/or their advisers).

Tax Matters
Where a liability to pay, or account for, income tax, primary class 1 (employee) national insurance contributions and/or, unless the Company directs otherwise and to the extent that it can be lawfully recovered from you, any secondary class 1 (employer) national insurance contributions arises (or appears to the reasonable satisfaction of the Company to arise) under the law of the United Kingdom upon settlement of, release, assignment, surrender, disposal, or the receipt of any benefit in connection with, the stock units or a portion thereof or any shares of the Company's common stock that has been acquired by you as a result of your stock units (including any failure to make good such an amount within the time limit specified in section 222 of the UK Income Tax (Earnings and Pensions) Act 2003 ("ITEPA")), you agree that:
•    any such liability may be recovered from you by the Company through the methods set out in the "Withholding" and "Settlement of Units" sections of this Agreement and paid to the relevant tax authority within the appropriate tax deadlines applicable under UK law; and
•    where requested to do so by the Company you agree to enter into a joint election under section 431 of ITEPA in respect of all or any of the shares of the Company's common stock that has been issued to you upon settlement of your vested stock units within 14 days of being issued such shares to disapply in full the UK restricted securities legislation in Chapter 2 of Part 7 of ITEPA.

Nature of Units
Your stock units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue shares of common stock (or distribute cash) on a future date. As a holder of stock units, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends
Your stock units carry neither voting rights nor rights to cash dividends. You have no rights as a stockholder of the Company unless and until your stock units are settled by issuing shares of the Company’s common stock.

Units Nontransferable	You may not sell, transfer, assign, pledge or otherwise dispose of any stock units. For instance, you may not use your stock units as security for a loan.
Beneficiary Designation
You may dispose of your stock units in a written beneficiary designation. A beneficiary designation must be filed with the Company on the proper form. It will be recognized only if it has been received at the Company’s headquarters before your death. If you file no beneficiary designation or if none of your designated beneficiaries survives you, then your estate will receive any vested stock units that you hold at the time of your death.

Withholding Taxes
No stock certificates (or their electronic equivalent) or cash will be distributed to you, and no portion of stock units will be settled, unless you have made arrangements satisfactory to the Company for the payment of any withholding taxes that are due as a result of the vesting or settlement of the stock units. If you fail to make satisfactory arrangements with respect to such tax withholding obligations within two-and-one-half months following the end of the calendar year in which the applicable vesting date occurs, then the applicable portion of the stock units shall be forfeited.
Pursuant to such procedures as the Company may specify from time to time, tax withholding obligations will be satisfied by the Company’s withholding a number of shares of common stock otherwise issuable upon settlement of the stock units, or portion thereof, having an aggregate fair market value sufficient to satisfy the required federal, state and local tax withholding obligations attributable to the vesting stock units, but not greater than the withholding obligations determined applicable by the Company in its discretion.
In the sole discretion of the Committee, the Company may instead require or permit that any applicable withholding obligations be satisfied by any other legal method permitted under the Plan.

Restrictions on Resale
You agree not to sell any shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Retention Rights
Your award or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary, or an Affiliate in any capacity. The Company and its Parents, Subsidiaries, and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Adjustments	In the event of a stock split, a stock dividend or a similar change in Company stock, the number of your stock units will be adjusted accordingly, as the Company may determine pursuant to the Plan.
Effect of Significant Corporate Transactions
If the Company is a party to a merger, consolidation, or certain change in control transactions, then your stock units will be subject to the applicable provisions of Article 9 of the Plan, provided that any action taken must either (a) preserve the exemption of your stock units from Code Section 409A or (b) comply with Code Section 409A.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment or clawback policy in effect from time to time.
Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions).

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference.
The Plan, this Agreement and the Notice of Stock Unit Award constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.